UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 13, 2006

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)

(617) 292-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.         Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Federal Home Loan Bank of Boston (the Bank) obtains most of its funds from the sale of debt securities, known as consolidated obligations, in the capital markets. Consolidated obligations, which consist of bonds and discount notes, are by regulation the joint and several obligations of the 12 Federal Home Loan Banks (the FHLBanks). Consolidated obligations are sold to the public through the FHLBanks’ Office of Finance using authorized securities dealers.

The FHLBanks are regulated by the Federal Housing Finance Board (the Finance Board) and the Finance Board regulations authorize the Finance Board to require any FHLBank also to repay all or any portion of the principal of or interest on any or all consolidated obligations for which any other FHLBank is the primary obligor.  In other words, the Bank is jointly and severally liable with the other FHLBanks for any and all payments due on all of the consolidated obligations issued by the FHLBanks, regardless of whether the Bank receives all or any portion of the proceeds from any particular issuance.  Information regarding historical, current, and future issuances of consolidated obligations by the FHLBanks may be obtained from the Office of Finance (http://www.fhlb-of.com).  Further, consolidated obligations are backed only by the financial resources of the FHLBanks and are not guaranteed by the United States government.

Schedule A sets forth all consolidated obligation bonds and discount notes committed to be issued by the FHLBanks, for which the Bank is the primary obligor, on the trade dates indicated, other than discount notes with a maturity of one year or less that are issued in the ordinary course of business. [Schedule A also includes any consolidated obligations with a remaining maturity in excess of one year, if any, for which we have assumed the primary repayment obligation from another FHLBank.]

We may elect to change our method of reporting information on the issuance or assumption of consolidated obligations at any time. In reviewing the information in this Current Report on Form 8-K, please note:

•                  although certain aggregated issuances of consolidated obligations are material to the Bank, we have not made a judgment as to the materiality of any particular consolidated obligation or obligations;

•                  Schedule A does not address any interest-rate-exchange agreements (or other derivative instruments) that we may enter into as a result of our asset and liability-management strategies and that may be associated, directly or indirectly, with one or more of the reported consolidated obligations;

•                  Schedule A will not enable a reader to track changes in the total consolidated obligations outstanding for which we are the primary obligor because Schedule A generally excludes consolidated obligation discount notes with a maturity of one year or less and does not reflect whether the proceeds from the issuance of the reported consolidated obligations will be used to, among other things, replace called or maturing consolidated obligations. We will report the total consolidated obligations outstanding for which we are the primary obligor in our periodic reports filed with the Securities and Exchange Commission; and

•                  the principal amounts reported on Schedule A represent the principal amount of the reported consolidated obligations at par, which may not correspond to the amounts reported in our financial statements prepared in accordance with generally accepted accounting principles contained in our periodic reports filed with the Securities and

                        Exchange Commission, because the par amount does not account for, among other things, any discounts, premiums, or concessions.

Schedule A

TRADE DATE	CUSIP	SETTLE- MENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/RATE SUB-TYPE (3)(4)	NEXT CALL DATE	COUPON PCT	BANK PAR ($)
12/13/2006	3133XGYT5	12/15/2006	12/11/2009	06/11/2007	Non- Callable	N/A	Fixed Constant	N/A	5.000	18,000,000
12/13/2006	3133XHTU6	12/15/2006	12/12/2008	06/12/2007	Non- Callable	N/A	Fixed Constant	N/A	5.000	14,000,000
12/13/2006	3133XJCM8	12/21/2006	05/21/2007	05/21/2007	Non- Callable	N/A	Fixed Constant	N/A	5.125	25,000,000
12/13/2006	3133XJCN6	12/21/2006	06/21/2007	06/21/2007	Non- Callable	N/A	Fixed Constant	N/A	5.150	25,000,000
12/13/2006	3133XJCS5	12/28/2006	12/28/2016	06/28/2007	Optional Principal Redemption	Bermudan	Fixed Constant	03/28/2007	6.000	25,000,000
12/13/2006	3133XJCX4	12/19/2006	12/19/2016	06/19/2007	Optional Principal Redemption	American	Fixed Constant	12/19/2007	5.750	25,000,000
12/13/2006	3133XJCZ9	12/18/2006	12/18/2007	06/18/2007	Optional Principal Redemption	European	Fixed Constant	06/18/2007	5.200	25,000,000
12/13/2006	3133XJD21	12/29/2006	12/29/2011	06/29/2007	Optional Principal Redemption	European	Fixed Constant	06/29/2009	5.050	15,000,000
12/14/2006	3133XJCN6	12/21/2006	06/21/2007	06/21/2007	Non- Callable	N/A	Fixed Constant	N/A	5.150	15,000,000
12/14/2006	3133XJDC9	12/19/2006	12/19/2008	06/19/2007	Optional Principal Redemption	European	Fixed Constant	12/19/2007	5.100	15,000,000
12/14/2006	3133XJDE5	12/21/2006	12/21/2007	06/21/2007	Optional Principal Redemption	Bermudan	Fixed Constant	03/21/2007	5.250	25,000,000
12/14/2006	3133XJDF2	12/28/2006	12/28/2016	06/28/2007	Optional Principal Redemption	Bermudan	Fixed Constant	03/28/2007	6.000	25,000,000
12/14/2006	3133XJDK1	12/22/2006	12/22/2010	06/22/2007	Optional Principal Redemption	European	Fixed Constant	12/22/2008	5.050	15,000,000
12/14/2006	3133XJDM7	12/29/2006	06/29/2009	06/29/2007	Optional Principal Redemption	Bermudan	Fixed Constant	06/29/2007	5.300	30,000,000
12/14/2006	3133XJDZ8	12/19/2006	01/15/2008	01/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	03/19/2007	5.360	50,000,000
12/14/2006	3133XJE20	12/21/2006	01/15/2008	01/15/2008	Optional Principal Redemption	Bermudan	Fixed Constant	03/21/2007	5.330	25,000,000
12/15/2006	3133XJE53	12/21/2006	12/21/2007	06/21/2007	Optional Principal Redemption	European	Fixed Constant	06/21/2007	5.200	25,000,000
12/15/2006	3133XJE79	12/28/2006	12/28/2009	06/28/2007	Optional Principal Redemption	American	Fixed Constant	12/28/2007	5.150	25,000,000

(1)     Call Type Description:

•                  Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

•                  Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

•                  Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2)          Call Style Description: Indicates whether the consolidated obligation is redeemable at the option of the Bank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

•                  American — redeemable continuously on and after the first redemption date and until maturity.

•                  Bermudan — redeemable on specified recurring dates on and after the first redemption date, until maturity.

•                  European — redeemable on a particular date only.

•                  Canary — redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

•                  Multi-European — redeemable on particular dates only.

(3)          Rate Type Description:

•                  Conversion bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

•                  Fixed bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

•                  Variable bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)          Rate Sub-Type Description:

•                  Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

•                  Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

•                  Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

•                  Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

•                  Zero Coupon bonds earn a fixed yield to maturity or the optional principal redemption date, according to the terms of the bond, with principal and interest paid at maturity, or upon redemption to the extent exercised prior to maturity.

•                  Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

•                  Dual Index Floater bonds have an interest rate determined by two or more indices, according to the terms of the bond.

•                  Leveraged/Deleveraged bonds pay interest based on a formula that includes an expressed multiplier, according to the terms of the bond: multiplier > 1 = leveraged, multiplier < 1 = deleveraged.

•                  Inverse Floater bonds have an interest rate that increases as an index declines and decreases as an index rises, according to the terms of the bond.

•                  Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

•                  Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

•                  Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

•                  Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Boston

Date: December 19, 2006	By:	/s/ Frank Nitkiewicz

Frank Nitkiewicz Executive Vice President and Chief Financial Officer